SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement                           [  ]     Confidential,  for  Use of the  Commission  Only
                                                                       (as permitted by Rule 14a-6(e)(2))
[X ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

[LOGO]                                          345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
Scudder Global High
Income Fund, Inc.

                                                                    June 3, 2004
--------------------------------------------------------------------------------


To the Stockholders:

The Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund") is to be held at 10:00 a.m., Eastern time, on Wednesday, July 7, 2004 at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed. You also may vote by telephone, with a toll-free call to the telephone number that appears on your proxy card, through the Internet, by using the Internet address located on your proxy card and following the instructions on this site, or in person at the Annual Meeting.

At the Annual Meeting the stockholders will elect two Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. All of our independent directors plan to attend this meeting and look forward to meeting interested stockholders.

Your Fund's Directors recommend that you vote in favor of the two nominees for Directors.

Respectfully,


/s/Robert J. Callander


Robert J. Callander
Chairman of the Board
on behalf of the full Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD (UNLESS YOU ARE VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

Scudder Global High Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund"), has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, July 7, 2004 at 10:00 a.m., Eastern time, for the following purpose:

      To elect two Directors of the Fund to hold office for a term of three years and until their successors shall have been duly elected and qualified.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on April 8, 2004 are entitled to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors,


/s/John Millette


John Millette
Secretary

June 3, 2004





--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card (unless you are voting by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                                 PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th-49th Streets), New York, New York 10017, on Wednesday, July 7, 2004 at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 3, 2004, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each of the nominees for director named in the Proxy Statement and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted as votes cast and will have no other effect on the result of the vote for the proposal, which requires the approval of a plurality of shares voting at the Meeting.

Holders of record of the common stock of the Fund at the close of business on April 8, 2004 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements thereof. There were 9,952,619 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 2003, and the most recent semi-annual report succeeding the annual report, if any, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund to serve for a term of three years and until their respective successors are duly elected and qualify. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Information Concerning Nominees

The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II -- Nominees to serve until 2007 Annual Meeting of Stockholders:

                         Present Office with                                    Aggregate Dollar Range of
                         the Fund, if any;                    Dollar Range of   Equity Securities in All
Name (Age)               Principal Occupation     Year        Equity            Registered Investment
Address                  or Employment and        First       Securities in     Companies Overseen by Director
Independent              Directorships in         Became a    the Fund as of    in Family of Investment
Directors**              Publicly Held Companies  Director    April 30, 2004^1  Companies as of April 30, 2004^1
----------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Director and Chief       1992        $10,001-          Over $100,000
                         Executive Officer, IMF               $50,000
Ronaldo A. da Frota      Editora Ltd.
Nogueira (65)            (financial publisher);
c/o Deutsche Investment  Chairman of the
Management Americas Inc. Certification
345 Park Avenue          Committee and
New York, NY 10154       Director, APIMEC
                         Nacional (Brazilian
                         Association of
                         Investment
                         Professionals and
                         Analysts); Member,
                         Board of Association
                         of Certified
                         International
                         Investment Analysts
                         (ACIIA). Mr. Nogueira
                         serves on the boards
                         of three other funds
                         managed by DeIM.
----------------------------------------------------------------------------------------------------------------

                                       2

                         Present Office with                                    Aggregate Dollar Range of
                         the Fund, if any;                    Dollar Range of   Equity Securities in All
Name (Age)               Principal Occupation     Year        Equity            Registered Investment
Address                  or Employment and        First       Securities in     Companies Overseen by Director
Independent              Directorships in         Became a    the Fund as of    in Family of Investment
Directors**              Publicly Held Companies  Director    April 30, 2004^1  Companies as of April 30, 2004^1
----------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Professor, (formerly     2001        None              None
                         Dean, 1999-2001),
Kesop Yun (58)           College of Business
c/o Deutsche Investment  Administration, Seoul
Management Americas      National University,
Inc.                     Seoul, Korea;
345 Park Avenue          Director, The Korea
New York, NY 10154       Liberalisation Fund,
                         Inc. (U.K.)
                         (1996-1999); Visiting
                         Professor of London
                         Business School
                         (1997-1998);
                         President, Korea
                         Securities & Economy
                         Institute (1994-1995);
                         President, Korea Tax
                         Association
                         (1994-1995). Mr. Yun
                         serves on the boards
                         of three other funds
                         managed by DeIM.
----------------------------------------------------------------------------------------------------------------

Information Concerning Continuing Directors

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of the Class III and I Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. It is currently anticipated that Messrs. Callander and Luers will resign from the Board on or about April 30, 2005 in accordance with the Board's retirement policy.

Class III -- Directors to serve until 2005 Annual Meeting of Stockholders:

                         Present Office with                                    Aggregate Dollar Range of
                         the Fund, if any;                    Dollar Range of   Equity Securities in All
Name (Age)               Principal Occupation     Year        Equity            Registered Investment
Address                  or Employment and        First       Securities in     Companies Overseen by Director
Independent              Directorships in         Became a    the Fund as of    in Family of Investment
Directors**              Publicly Held Companies  Director    April 30, 2004^1  Companies as of April 30, 2004^1
----------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        President and Chief      2001        $1-$10,000        $10,001-$50,000
                         Executive Officer,
William H. Luers (75)    United Nations
c/o Deutsche Investment  Associates of U.S.A.;
Management Americas      Director: Wickes
Inc.                     Lumber Company
345 Park Avenue          (building materials),
New York, NY 10154       America Online Latin
                         America, and Rubin Art
                         Museum (Asian art
                         museum) (2003-present);
                         Member: Advisory
                         Board, The Trust for
                         Mutual Understanding
                         and Christie's Inc.
                         (art auction house)
                         (2003-present);
                         Trustee: Rockefeller
                         Brothers Fund,
                         Trustee Advisory
                         Council -- Appeal of
                         Conscience
                         Foundation;
                         formerly, President,
                         Metropolitan Museum
                         of Art (1986-1999)
                         (retired), Director,
                         StoryFirst
                         Communications, Inc.
                         (owns television and
                         radio stations in
                         Russia and Ukraine)
                         (1996-1999), The
                         Eurasia Foundation
                         (2000-2002), IDEX
                         Corporation (liquid
                         handling equipment
                         manufacturer)
                         (1991-2003); Member,
                         Executive Committee
                         and Board of
                         Directors, East-West
                         Institute
                         (1998-2002). Mr.
                         Luers serves on the
                         boards of three
                         other funds managed
                         by DeIM.
----------------------------------------------------------------------------------------------------------------

                                       4

Class III -- Directors to serve until 2005 Annual Meeting of Stockholders:

                         Present Office with                                    Aggregate Dollar Range of
                         the Fund, if any;                    Dollar Range of   Equity Securities in All
Name (Age)               Principal Occupation     Year        Equity            Registered Investment
Address                  or Employment and        First       Securities in     Companies Overseen by Director
Independent              Directorships in         Became a    the Fund as of    in Family of Investment
Directors**              Publicly Held Companies  Director    April 30, 2004^1  Companies as of April 30, 2004^1
----------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Non-Profit               1992        $1-$10,000        $10,001-$50,000
                         Organizations: Vice
Susan Kaufman Purcell    President, Council of
(61)                     the Americas; Vice
c/o Deutsche Investment  President, Americas
Management Americas      Society; For-Profit
Inc.                     Corporate Boards:
345 Park Avenue          Director, Valero
New York, NY 10154       Energy Corporation;
                         Non-Profit
                         Directorships: Freedom
                         House, Foundation for
                         Management Education
                         in Central America
                         (FMECA), National
                         Endowment for
                         Democracy (until 1999)
                         and Women's Foreign
                         Policy Group
                         (1999-Jan. 2004);
                         Member, Advisory
                         Board, The
                         Inter-American
                         Foundation; and
                         Member, Council on
                         Foreign Relations.
                         Previously, Member,
                         Policy Planning Staff,
                         U.S. Department of
                         State and Associate
                         Professor of Political
                         Science, University of
                         California, Los
                         Angeles (UCLA).
                         Dr. Purcell serves on
                         the boards of three
                         other funds managed
                         by DeIM.
----------------------------------------------------------------------------------------------------------------

                                       5

Class I -- Directors to serve until 2006 Annual Meeting of Stockholders:

                         Present Office with                                    Aggregate Dollar Range of
                         the Fund, if any;                    Dollar Range of   Equity Securities in All
Name (Age)               Principal Occupation     Year        Equity            Registered Investment
Address                  or Employment and        First       Securities in     Companies Overseen by Director
Independent              Directorships in         Became a    the Fund as of    in Family of Investment
Directors**              Publicly Held Companies  Director    April 30, 2004^1  Companies as of April 30, 2004^1
----------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Chairman (since 2004)    1992        $10,001-$50,000   $50,001-$100,000
                         of the Board of the
Robert J. Callander      Fund; Retired Vice
(73)                     Chairman, Chemical
c/o Deutsche             Banking Corporation;
Investment Management    Directorships: ARAMARK
Americas Inc.            Corporation (food
345 Park Avenue          service) (retired);
New York, NY 10154       Member, Council on
                         Foreign Relations;
                         Previously Visiting
                         Professor/Executive-in-Res-
                         idence, Columbia University
                         Business School;
                         Formerly, Director,
                         Barnes Group, Inc.
                         (manufacturing) (until
                         April 2001) and
                         Metropolitan Opera
                         Association.
                         Mr. Callander serves
                         on the boards of
                         three other funds
                         managed by DeIM.


[GRAPHIC OMITTED]        Clinical Professor of    2001        $10,001-$50,000   $50,001-$100,000
                         Finance, NYU Stern
Kenneth C. Froewiss      School of Business
(58)                     (1997-present);
c/o Deutsche             Member, Finance
Investment Management    Committee, Association
Americas Inc.            for Asian Studies
345 Park Avenue          (2002-present);
New York, NY 10154       Managing Director,
                         J.P. Morgan
                         (investment banking
                         firm) (1984-1996). Mr.
                         Froewiss serves on
                         the boards of three
                         other funds managed
                         by DeIM.
----------------------------------------------------------------------------------------------------------------

                                       6

Class I -- Directors to serve until 2006 Annual Meeting of Stockholders:

                         Present Office with                                    Aggregate Dollar Range of
                         the Fund, if any;                    Dollar Range of   Equity Securities in All
Name (Age)               Principal Occupation     Year        Equity            Registered Investment
Address                  or Employment and        First       Securities in     Companies Overseen by Director
Interested               Directorships in         Became a    the Fund as of    in Family of Investment
Director                 Publicly Held Companies  Director    April 30, 2004^1  Companies as of April 30, 2004^1
----------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]        Vice Chairman (since     2004        None              None
                         2004) of the Board of
Vincent J. Esposito      the Fund; Managing
(47)*                    Director, DeAM (since
c/o Deutsche Investment  2003). Vice President
Management Americas Inc. of Central European
345 Park Avenue          Equity Fund, Inc.
New York, NY 10154       (since 2003); Vice
                         President of The
                         Germany Fund, Inc.
                         (since 2003); Vice
                         President of The New
                         Germany Fund, Inc.
                         (since 2003)
                         (registered investment
                         companies). Mr.
                         Esposito serves on the
                         boards of three other
                         funds managed by DeIM.
                         Formerly, Managing
                         Director, Putnam
                         Investments
                         (1991-2002).
----------------------------------------------------------------------------------------------------------------

All Directors and Officers as a group                         9,583 Shares      Less than 1/4 of 1% of Shares
                                                                                of the Fund
----------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) (the "1940 Act") of the Fund or of the Fund's investment manager, DeIM. Mr. Esposito is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, or because he is an Officer of the Fund or both.

** Director considered by the Fund and its counsel not to be "interested persons" of the Fund or of the Fund's investment manager, DeIM.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 30(h) of the 1940 Act, as applied to a closed-end management investment company, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by the Fund's Directors and Executive Officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal year ended October 31, 2003 were timely. As a convenience to the directors, the Investment Manager assists the Directors in making their Section 16 filings.

To the best of the Fund's knowledge, as of April 30, 2004, no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met eight times during the fiscal year ended October 31, 2003.

Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as a regular member.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund's last annual stockholder meeting on July 9, 2003, all Directors were in attendance.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Investment Manager ("Independent Directors") as defined in the 1940 Act, which met twice during the fiscal year ended October 31, 2003. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the auditor's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, approves and recommends to the Board for its approval the selection of independent accountants for the Fund, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Audit Committee's Pre-Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent accountants to provide audit or non-audit services to the Fund and non-audit services to DeIM or its control affiliates that relate directly to the Fund's operations and financial reporting prior to the commencement of any such engagement. In addition, the independent accountants must notify the Fund's Audit Committee not later than the Audit Committee's next meeting if the independent accountants enter into an engagement to provide audit or non-audit-related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund's operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reason for selecting the independent accountants, and the projected fees.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

At a meeting held on April 7, 2004, the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 2004. The Fund's financial statements for the fiscal years ended October 31, 2002 and October 31, 2003 and for the six-month periods ended April 30, 2002 and April 30, 2003 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

                                                              Audit-Related Fees         All Other Fees
-------------------------------------------------------------------------------------------------------------
Fiscal Year Ended     Audit Fees^1         Tax Fees            Fund    DeIM-Related    Fund    DeIM-Related
-------------------------------------------------------------------------------------------------------------
October 31, 2002        $94,300            $15,850            $1,361     $479,000       $0      $18,664,000
-------------------------------------------------------------------------------------------------------------
October 31, 2003        $99,200            $11,100            $1,205     $582,000       $0      $11,171,000
-------------------------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audits of the Fund's annual and semi-annual financial statements and review of financial statements included in the Fund's Form N-CSR for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption "Audit-Related Fees" are the aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees." "Tax Fees" are the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance and tax return preparation. "All Other Fees" are the aggregate fees billed in each of the last two fiscal years for products and services provided, other than the services described above. "All Other Fees" were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. "DeIM-Related Fees" include fees billed for services, if any, in each of the last two fiscal years to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PricewaterhouseCoopers LLP provided to DeIM and DeIM-related entities that related directly to the Fund's operations and financial reporting.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund for each of the Fund's last two fiscal years were $19,160,211 for the fiscal year ended October 31, 2002 and $11,765,305 for the fiscal year ended October 31, 2003. The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended October 31, 2003 included in the Fund's Annual Report for the fiscal year ended October 31, 2003 (the "Annual Report"), at a meeting held on December 17, 2003, the Audit Committee considered and discussed the annual audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.


-----------------------------

^1 The aggregate audit fees billed by PricewaterhouseCoopers LLP to all funds managed by DeIM-related entities for each of the Fund's last two fiscal years were $6,669,000 for the fiscal year ended October 31, 2002 and $7,994,000 for the fiscal year ended October 31, 2003. The amounts (other than audit fees billed to the Fund) are included in the amounts shown under "All Other Fees -- DeIM Related."

The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent accountants their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee currently consists of Messrs. Froewiss (Chairman), Callander, Luers, Nogueira and Yun and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Independent Directors. The Committee met once during the fiscal year ended October 31, 2003. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors. The Committee met on April 7, 2004 to recommend the nominees for Independent Directors presented in this proxy statement.

The Committee met on May 10, 2004 to recommend successors to fill vacancies that would be created when Richard Hale, in connection with his forthcoming retirement from the Investment Manager, submitted his resignation as a Class I Director and Chairman of the Board of the Fund. To fill these vacancies the Committee recommended, and the Board appointed, Mr. Esposito as a director in Class I and as Vice Chairman of the Board. In addition, the Board elected Mr. Callander, the Chairman of the Committee on

Independent Directors, as Chairman of the Board. The Board believes that its appointment of an Independent Director as Chairman reaffirms the Board's long-standing commitment to strong, independent oversight of the Fund's operations, and to progressive governance practices that seek to protect and serve the interests of all Fund stockholders.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

The Board of Directors has adopted a written charter for the Committee on Independent Directors, which is attached to this Proxy Statement as Appendix B.

The Committee will consider and evaluation nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A of the Charter for the Committee on Independent Directors will not be considered by the Committee. In order to be considered at the 2005 annual meeting, submission should be made by February 3, 2005.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander and Esposito are the members of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended October 31, 2003.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Froewiss and Esposito are the members of the Valuation Committee, with Messrs. Callander and Luers as alternates. The Valuation Committee met once during the fiscal year ended October 31, 2003.

Stockholder Communications with Directors

The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of Scudder Global High Income Fund, Inc., c/o John Millette, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

Executive Officers

The following persons are Executive Officers of the Fund:

                                                                                           Year First
                             Present Office with the Fund;                                 Became an
Name (Age)                   Principal Occupation or Employment^1                          Officer^2
-------------------------------------------------------------------------------------------------------------
Julian F. Sluyters (43)      President and Chief Executive Officer; Managing Director,           2004
                             Deutsche Asset Management (since May 2004); President and
                             Chief Executive Officer of The Brazil Fund, Inc., The Korea
                             Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);
                             President and Chief Executive Officer, UBS Fund Services
                             (2001-2003); Chief Administrative Officer
                             (1998-2001) and Senior Vice President and Director of Mutual
                             Fund Operations (1991-1998), UBS Global Asset Management.

Kate Sullivan D'Eramo (47)   Assistant Treasurer; Director of Deutsche Asset Management.         2003

Brett Diment (33)            Vice President; Managing Director of Deutsche Asset                 2002
                             Management.

John Millette (41)           Vice President and Secretary; Director of Deutsche Asset            1999
                             Management.

Caroline Pearson (42)        Assistant Secretary; Managing Director of Deutsche Asset            1998
                             Management.

Charles A. Rizzo (46)        Treasurer and Chief Financial Officer; Managing Director            2002
                             (since 2004) and Director of Deutsche Asset Management
                             (2000-2004); prior thereto, Vice President and Department
                             Head, BT Alex. Brown Incorporated (now Deutsche Bank
                             Securities Inc.) (1998-1999); Senior Manager, Coopers &
                             Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Bruce Rosenblum (43)         Vice President and Assistant Secretary; Director (since             2002
                             2002) and Vice President (2000-2002) of Deutsche Asset
                             Management; and partner with the law firm of Freedman, Levy,
                             Kroll & Simonds (1994-1999).

Salvatore Schiavone (38)     Assistant Treasurer; Director of Deutsche Asset Management.         2003
-------------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Diment, Rizzo, Schiavone and Esposito and Mses. D'Eramo and Pearson own securities of Deutsche Bank A.G.

^2 The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualified, and all other officers hold office in accordance with the bylaws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration received by the Directors of the Fund not affiliated with DeIM was $103,451, including expenses, for the fiscal year ended October 31, 2003. Each such Independent Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Effective January 1, 2003, the Lead Director of the Independent Directors (currently Mr. Callander) and the Chairman of the Audit Committee (currently Mr. Froewiss) each receives an additional $2,500 annual fee for serving in that capacity. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors or employees of DeIM and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2003
-------------------------------------------------------------------------------------------------------------
             (1)                    (2)               (3)                 (4)                  (5)
                                                                                     Aggregate Compensation
                                                                                     as a Director/Trustee
                                                                                     of the Fund and Other
                                             Pension or                              Scudder Funds
                               Aggregate     Retirement Benefits   Estimated Annual
Name of Person,                Compensation  Accrued as Part of    Benefits Upon     Paid by     Paid by
Position                       from the Fund Fund Expenses         Retirement        Funds       DeIM*
-------------------------------------------------------------------------------------------------------------
Robert J. Callander,           $14,750       N/A                   N/A               $64,250     $3,000
Director                                                                             (4 funds)

Kenneth C. Froewiss,           $15,500       N/A                   N/A               $65,750     $3,000
Director                                                                             (4 funds)

William H. Luers,              $13,000       N/A                   N/A               $55,750     $3,000
Director                                                                             (4 funds)

Ronaldo A. da Frota Nogueira,  $13,000       N/A                   N/A               $61,750     $3,000
Director                                                                             (4 funds)

Susan Kaufman Purcell,         $12,250       N/A                   N/A               $53,500     $3,000
Director                                                                             (4 funds)

Kesop Yun,                     $13,000       N/A                   N/A               $54,250     $3,000
Director                                                                             (4 funds)
-------------------------------------------------------------------------------------------------------------

* DeIM paid the fees of Independent Directors for attendance at a meeting to discuss and approve the delegation of certain fund accounting and related services to State Street Bank and Trust Company.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote thereon. Your Fund's Directors recommend that stockholders vote FOR each of the listed nominees.

The Investment Manager

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment manager of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager").

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Fund's investment manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges, although it has delegated such duties to the Fund's subadvisor.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which was Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. Evelyn Tressit1 is a Director and Chief Operating Officer, William N. Shiebler^1 is a Director, President and Chief Executive Officer; Jeffrey S. Wallace1 is a Director, Chief Financial Officer and Treasurer; William G. Butterly, II^2 is Secretary, Chief Legal Officer and General Counsel; Stephen R. Burke^3, Thomas F. Eggers^3, Leo P. Grohowski^4, and Gloria S. Nelund^5 each is an Executive Vice President; and Phillip W. Gallo^2 is the Chief Compliance Officer.

-----------------------------
^1   280 Park Avenue, New York, NY 10017

^2   1251 Avenue of the Americas, New York, NY 10020

^3   1325 Avenue of the Americas, New York, NY 10019

^4   345 Park Avenue, New York, NY 10154

^5   300 South Grand Avenue, Los Angeles, CA 90071

The Subadvisor

Effective September 30, 2002, Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of DeIM, became the subadvisor for the Fund. Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as DeIM may, from time to time, reasonably request. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

DeAMIS is a wholly owned subsidiary of Deutsche Asset Management Group Limited (an investment holding company), which, in turn, is a wholly-owned subsidiary of Deutsche Morgan Grenfell Group PLC (an investment holding company), which, in turn, is a wholly-owned subsidiary of DB Investments (GB) Limited (a holding company). DB Investments (GB) Limited is a wholly-owned subsidiary of Deutsche Bank AG.

The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Directors or officers of the Fund, except for Brett Diment who is a Vice President of the Fund and an employee of DeAMIS, are employees, officers, directors or shareholders of DeAMIS.

Alexander J.H. Tedder, Director, DeAMIS.

Annette Jane Fraser, Chairman of the Board and Chief Executive Officer, DeAMIS.

David J. Haysey, Director, DeAMIS.

Matthew Alan Linsey, Director, DeAMIS.

Adrian B. Dyke, Joint Secretary, DeAMIS.

Paul A. Hogwood, Joint Secretary, DeAMIS.

Carole H.R. Hofbeck, Chief Compliance Officer, DeAMIS.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than that mentioned in this Proxy Statement. The appointed proxies will vote on any other business that may come before the Meeting or any adjournment or postponement thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $9,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about June 3, 2004. As mentioned above, Georgeson will assist in the solicitation of proxies. As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 866-800-2748. Any proxy given by a stockholder is revocable until voted at the Meeting. See "Proxy Statement -- General."

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by July 7, 2004, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for the 2005 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc. at 345 Park Avenue, New York, New York 10154, by February 3, 2005. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund's bylaws, which, among other things, require that the stockholder must give timely notice in writing to the Secretary of the Fund, the stockholder must be a stockholder of record and the notice must contain the information about the nomination or other business that is required by the Fund's bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting, provided however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2005 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,


/s/John Millette


John Millette
Secretary

345 Park Avenue
New York, New York 10154

June 3, 2004

                                   APPENDIX A
                      Scudder Global High Income Fund, Inc.

                             AUDIT COMMITTEE CHARTER
                              ADOPTED APRIL 7, 2004

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of Scudder Global High Income Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") established the Committee to provide oversight with respect to the Fund's accounting and financial reporting policies and practices.

(1) Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund's investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Fund's shares are traded.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)  Committee Purposes. The purposes of the Committee are as follows:

     (a) To oversee the Fund's accounting and financial reporting policies and practices, the Fund's internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

     (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (c) To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

     (d) To act as a liaison between the Fund's independent auditors and the Board;

     (e) To oversee the Fund's compliance with legal and regulatory requirements; and

     (f) To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund's annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund's annual report filed with the Securities and Exchange Commission.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

     (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Fund's investment complex^1 of employees or former employees of the independent auditors;

     (b) To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund's investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

-----------------------------
^1   "Investment company complex" includes:

     --   the Fund and its investment adviser or sponsor;

     -- any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

     -- any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

     (c) To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund's disclosures under "Portfolio Management Review"; and (iii) discuss policies with respect to risk assessment and risk management;

     (d) To meet with the Fund's independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

     (e) To meet regularly with the Fund's chief financial and accounting officers, the Fund's Treasurer and the Fund's investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

     (f) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures, internal accounting controls or disclosure controls and procedures;

     (g) To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

     (h) To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund's investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund's operations and financial reporting;

     (i) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund's investment advisers (and their affiliates); and

     (j) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6) Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund's expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

                                   APPENDIX B

                      Scudder Global High Income Fund, Inc.
                       COMMITTEE ON INDEPENDENT DIRECTORS

                                     CHARTER

                              ADOPTED APRIL 7, 2004

     This document constitutes the Charter of the Committee on Independent Directors (the "Committee") of the Board of Directors of Scudder Global High Income Fund, Inc. (the "Fund"). The Board of Directors of the Fund (the "Board") has adopted this Charter to govern the activities of the Committee.

(1) Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and
     (vii) to consider such other matters of special relevance to Independent Directors.

(2) Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

     A member of the Committee may be designated by the Board as the Committee's chair (the "Lead Independent Director"). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

     The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(3) Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

(4) Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (ii) the Fund's investment adviser(s), (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

(5) Consideration of Candidates Recommended By Stockholders. The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

            Appendix A to Committee on Independent Directors Charter

            Procedures for Stockholders to Submit Nominee Candidates
                              Adopted April 7, 2004

A Fund stockholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

(1) The stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(2) Stockholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least 120 calendar days before the anniversary of the date that the Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting.

(3)  The Stockholder Recommendation must include:

     (a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the stockholder (the "candidate"); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;

     (b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

     (c) the recommending stockholder's name and address as they appear on the Fund's books;

     (d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and

     (e) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

PROXY                SCUDDER GLOBAL HIGH INCOME FUND, INC.                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 7, 2004

The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Global High Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 29th Floor, East Side, 280 Park Avenue (at 48th - 49th Streets), New York, New York 10017, on Wednesday, July 7, 2004 at 10:00 a.m., Eastern time, and at any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

(continued on other side)

Instructions for Voting Your Proxy

Scudder Global High Income Fund offers shareholders of record three alternative ways of voting their proxies:

o    By Telephone

o    Through the Internet (using a browser)

o    By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card.

We encourage you to use these cost effective and convenient ways of voting.

---------
TELEPHONE  Available only until 4:00 p.m. EST July 6, 2004.
---------

o Call TOLL-FREE: 1-800-786-5219, on any touch-tone telephone to authorize voting of your shares.You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.

o    Your vote instructions will be confirmed and shares voted as you directed.

---------------
INTERNET VOTING  Available only until 4:00 p.m. EST on July 6, 2004.
---------------

o    Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.

o    You will incur only your usual Internet charges.

--------------
VOTING BY MAIL
--------------

o Simply sign and date your proxy card and return it in the postage-paid envelope.



                --------------                  --------------
                COMPANY NUMBER                  CONTROL NUMBER
                --------------                  --------------




      Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
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

                                                                                To vote, mark blocks below in
                                                                                blue or black ink as follows:      X
Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the item listed below.

The election of two Directors:                                                  FOR all nominees listed        WITHHOLD AUTHORITY
                                                                               at left (except as marked    to vote for all nominees
Nominees: Class II: Ronaldo A. da Frota Nogueira and Kesop Yun.                 to the contrary at left)         listed at left


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

The Proxies are authorized to vote in their discretion on any other
business which may properly come before the meeting and any adjournments        Please sign exactly as your name or names appear.
thereof.                                                                        When signing as attorney, executor, administrator,
                                                                                truste please give your full title as such.

                                                                                --------------------------------------------
                                                                                        (Signature of Stockholder)

                                                                                --------------------------------------------
                                                                                    (Signature of joint owner, if any)

                                                                                Date __________________________________, 2004

                                                                                PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
                                                                                ENVELOPE. NO POSTAGE IS REQUIRED.

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